UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 6, 2026

ATLASSIAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
_________________

Delaware	001-37651	88-3940934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
350 Bush Street, Floor 13
San Francisco, California 94104
(Address of principal executive offices and Zip Code)
(415) 701-1110
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	TEAM	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.

On August 6, 2026, Atlassian Corporation (the “Company”) issued a press release announcing its results for the quarter and fiscal year ended June 30, 2026 (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein. The Company also published a letter to its shareholders announcing its financial results for the quarter and fiscal year ended June 30, 2026 (the “Shareholder Letter”). The full text of the Shareholder Letter is attached as Exhibit 99.2 to this current report on Form 8-K and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events.

On August 6, 2026, Mike Cannon-Brookes, the Company’s Chief Executive Officer and co-Founder, announced his intention to enter into a trading plan no earlier than the close of trading on The Nasdaq Stock Market on August 7, 2026 for open market purchases of the Company’s Class A Common Stock with total aggregate value of up to $250 million (the “Trading Plan”). The Trading Plan will be subject to a required cooling-off period, and is intended to satisfy the affirmative defense of Rule 10b5-1(c). Any transactions under the Trading Plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission to the extent required by law.

Forward Looking Statements

This Current Report on Form 8-K and the accompanying exhibits contain forward-looking statements including, but not limited to, statements related to the Company’s platform, offerings and capabilities and planned offerings and capabilities, investments, System of Work, Teamwork Graph, AI solutions and innovation, customers, size and term of sales agreements, executive transitions, planned share purchases, partnerships, anticipated growth, outlook and results, and the Company’s financial targets such as total revenue, Cloud, Data Center, and Marketplace and other revenue, Subscription ARR, and GAAP and non-GAAP financial measures including gross margin and operating margin. These forward-looking statements are based only on currently available information and the Company’s current beliefs, expectations, and assumptions. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties, assumptions, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. If the risks materialize, assumptions prove incorrect, or the Company experiences unexpected changes in circumstances, actual results could differ materially from the results implied by these forward-looking statements, and therefore you should not place undue reliance on any forward-looking statements. Risks include, but are not limited to, risks described in the Company’s filings with the SEC, including the Company’s Form 10-Q for the fiscal quarter ended March 31, 2026 and in other filings the Company makes with the SEC from time to time, which could cause actual results to vary from expectations. All forward-looking statements contained herein speak only as of the date hereof. The Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 6, 2026.
99.2	Shareholder Letter dated August 6, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASSIAN CORPORATION

Date:	August 6, 2026	By:	/s/ James Chuong
James Chuong
Chief Financial Officer